Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
October 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT1-1224
1.9867676.109
Common Stocks - 99.8%
	Shares	Value ($)
UNITED STATES - 99.8%
Communication Services - 12.1%
Interactive Media & Services - 11.5%
Alphabet Inc Class A	6,391,713	1,093,686,012
Meta Platforms Inc Class A	1,451,621	823,911,047
		1,917,597,059
Media - 0.6%
Trade Desk Inc (The) Class A (b)	932,702	112,120,107
TOTAL COMMUNICATION SERVICES		2,029,717,166

Consumer Discretionary - 5.8%
Broadline Retail - 0.2%
Amazon.com Inc (b)	215,485	40,166,404
Hotels, Restaurants & Leisure - 2.7%
Booking Holdings Inc	76,266	356,638,883
Yum! Brands Inc	643,613	84,416,281
		441,055,164
Household Durables - 0.8%
Garmin Ltd	344,025	68,237,359
NVR Inc (b)	6,857	62,760,818
		130,998,177
Specialty Retail - 1.8%
AutoZone Inc (b)	38,924	117,122,316
O'Reilly Automotive Inc (b)	134,367	154,943,962
Williams-Sonoma Inc	261,167	35,030,330
		307,096,608
Textiles, Apparel & Luxury Goods - 0.3%
Deckers Outdoor Corp (b)	340,382	54,764,060
TOTAL CONSUMER DISCRETIONARY		974,080,413

Consumer Staples - 9.1%
Beverages - 3.3%
Coca-Cola Co/The	8,222,039	536,981,367
Monster Beverage Corp (b)	296,476	15,618,356
		552,599,723
Household Products - 4.6%
Colgate-Palmolive Co	1,770,585	165,921,520
Procter & Gamble Co/The	3,583,257	591,882,392
		757,803,912
Tobacco - 1.2%
Altria Group Inc	3,826,740	208,404,260
TOTAL CONSUMER STAPLES		1,518,807,895

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Texas Pacific Land Corp (c)	41,560	48,458,960
Financials - 13.9%
Capital Markets - 2.0%
Ameriprise Financial Inc	219,592	112,057,798
LPL Financial Holdings Inc	156,030	44,028,545
Moody's Corp	366,565	166,435,173
SEI Investments Co	176,588	13,201,718
		335,723,234
Financial Services - 7.8%
Mastercard Inc Class A	1,285,113	642,029,604
Visa Inc Class A	2,253,242	653,102,194
		1,295,131,798
Insurance - 4.1%
Arch Capital Group Ltd	822,271	81,043,030
Erie Indemnity Co Class A	52,236	23,445,606
Kinsale Capital Group Inc (c)	41,564	17,793,963
Marsh & McLennan Cos Inc	1,119,619	244,345,651
Progressive Corp/The	1,343,661	326,281,201
		692,909,451
TOTAL FINANCIALS		2,323,764,483

Health Care - 10.3%
Biotechnology - 0.1%
United Therapeutics Corp (b)	99,518	37,216,746
Health Care Equipment & Supplies - 1.5%
Edwards Lifesciences Corp (b)	1,293,536	86,679,848
IDEXX Laboratories Inc (b)	186,121	75,736,357
ResMed Inc	338,575	82,094,280
		244,510,485
Health Care Technology - 0.5%
Doximity Inc Class A (b)(c)	279,056	11,647,797
Veeva Systems Inc Class A (b)(c)	334,905	69,938,212
		81,586,009
Life Sciences Tools & Services - 0.5%
Medpace Holdings Inc (b)(c)	47,761	15,007,461
Mettler-Toledo International Inc (b)	48,086	62,115,091
		77,122,552
Pharmaceuticals - 7.7%
Johnson & Johnson	3,754,896	600,257,675
Merck & Co Inc	4,913,314	502,730,288
Zoetis Inc Class A	1,007,168	180,061,495
		1,283,049,458
TOTAL HEALTH CARE		1,723,485,250

Industrials - 7.0%
Building Products - 0.4%
A O Smith Corp	264,892	19,893,388
Carlisle Cos Inc	104,221	44,005,233
		63,898,621
Commercial Services & Supplies - 1.0%
Cintas Corp	783,634	161,279,714
Machinery - 2.0%
Allison Transmission Holdings Inc	156,752	16,750,518
Graco Inc	327,339	26,661,762
Illinois Tool Works Inc	652,099	170,282,612
Otis Worldwide Corp	927,219	91,052,906
Snap-on Inc	98,115	32,390,705
		337,138,503
Professional Services - 2.4%
Automatic Data Processing Inc	962,894	278,507,461
Paychex Inc	709,418	98,843,210
Paycom Software Inc	72,774	15,211,949
Paylocity Holding Corp (b)	77,851	14,368,959
		406,931,579
Trading Companies & Distributors - 1.2%
Fastenal Co	1,255,951	98,190,249
WW Grainger Inc	98,922	109,727,250
		207,917,499
TOTAL INDUSTRIALS		1,177,165,916

Information Technology - 40.0%
Communications Equipment - 1.5%
Arista Networks Inc (b)	566,091	218,760,206
F5 Inc (b)	131,970	30,865,144
		249,625,350
IT Services - 0.5%
Gartner Inc (b)	171,450	86,153,625
Semiconductors & Semiconductor Equipment - 18.0%
Applied Materials Inc	1,865,822	338,795,959
KLA Corp	302,662	201,642,504
Lam Research Corp	2,888,803	214,782,503
Microchip Technology Inc	1,143,908	83,928,530
Monolithic Power Systems Inc	107,851	81,891,264
NVIDIA Corp	12,481,903	1,657,097,443
QUALCOMM Inc	2,534,165	412,486,037
		2,990,624,240
Software - 10.5%
Adobe Inc (b)	1,000,683	478,406,529
ANSYS Inc (b)	180,665	57,886,873
Autodesk Inc (b)	32,610	9,254,718
Dolby Laboratories Inc Class A	97,811	7,130,422
Fair Isaac Corp (b)	55,962	111,538,422
Fortinet Inc (b)	1,442,896	113,498,199
Manhattan Associates Inc (b)	132,532	34,903,628
Microsoft Corp	1,655,201	672,590,926
Palo Alto Networks Inc (b)	722,026	260,167,629
Qualys Inc (b)	57,784	6,890,163
		1,752,267,509
Technology Hardware, Storage & Peripherals - 9.5%
Apple Inc	6,559,604	1,481,880,140
NetApp Inc	955,964	110,232,208
		1,592,112,348
TOTAL INFORMATION TECHNOLOGY		6,670,783,072

Materials - 0.1%
Metals & Mining - 0.1%
Royal Gold Inc	137,728	20,116,551
Real Estate - 1.2%
Retail REITs - 0.7%
Simon Property Group Inc	717,613	121,362,711
Specialized REITs - 0.5%
Iron Mountain Inc	666,463	82,461,467
TOTAL REAL ESTATE		203,824,178

TOTAL UNITED STATES		16,690,203,884
TOTAL COMMON STOCKS (Cost $11,404,212,349)		16,690,203,884

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 11/21/2024 (f) (Cost $1,634,432)	5.08	1,639,000	1,634,800

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.87	34,586,590	34,593,507
Fidelity Securities Lending Cash Central Fund (g)(h)	4.87	11,572,454	11,573,612
TOTAL MONEY MARKET FUNDS (Cost $46,167,119)			46,167,119

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $11,452,013,900)	16,738,005,803
NET OTHER ASSETS (LIABILITIES) - 0.0% (d)	(6,423,802)
NET ASSETS - 100.0%	16,731,582,001

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-mini NASDAQ 100 Index Contracts (United States)	103	Dec 2024	41,244,805	902,994	902,994

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Includes $757,658 of cash collateral to cover margin requirements for futures contracts.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,634,799.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	27,070,895	259,889,911	252,367,299	539,787	-	-	34,593,507	0.1%
Fidelity Securities Lending Cash Central Fund	42,161,979	169,392,553	199,980,920	6,213	-	-	11,573,612	0.0%
Total	69,232,874	429,282,464	452,348,219	546,000	-	-	46,167,119

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.